Exhibit 10.2

IRREVOCABLE STOCK TRANSFER POWER

For Value Received, the undersigned does (do) hereby sell, assign and transfer to

Jeff Foster

IF STOCK, COMPLETE THIS PORTION	61 share(s) of the Series A Prefered Stock of Transglobal Management Group, Inc. held in book entry form in the name of the undersigned on the books and records of the Company.

IF LLC UNITS, COMPLETE THIS PORTION

Class __ membership units representing        % all outstanding units and        % of the outstanding voting securities __________________ of (the “Company”) represented by certificate(s) No(s) ________ inclusive, standing in the name of the undersigned on the books of said Company.

IMPORTANT: The signature(s) to this power must correspond with the names(s) as written upon the face of the certificate(s) or membership register in every particular without alteration

FOR OFFICE USE ONLY
Kelly Kirchhoff

TITLE WHICH APPEARS ON CERTIFICATE	/s/ Kelly Kirchoff

Account No. ____________________________
TITLE WHICH APPEARS ON CERTIFICATE

Dated June 15, 2026